Exhibit 10.22

AMENDING LEASE AGREEMENT made as of the 30th day of September, 2021.

BETWEEN:

1057041 ONTARIO INC. a corporation incorporated pursuant to the laws of the Province of Ontario;

(hereinafter referred to as the “Landlord”)

OF THE FIRST PART

- and -

Wood and Water Foods Inc. a corporation incorporated pursuant to the laws of the Province of Ontario;

(hereinafter referred to as the “Tenant”)

OF THE SECOND PART

WHEREAS by an Industrial Lease Agreement made between the Landlord and the Tenant and dated October 17, 2019 (the “Agreement”):

IN CONSIDERATION OF the landlord and Tenant agreeing to amend their existing lease, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, both parties agree to keep, perform and fulfill the promises, conditions and agreements below:

Amendments

1.	Leased Premises

The Lease Premises under Article III, Section III.1 was incorrectly described as 214 Canarctic Drive, in the City of Toronto, measuring 2,196 square feet and should have been described as 228 Canarctic Drive, in the City of Toronto, measuring 1,970 square feet.

In addition, effective October 16, 2021 the Landlord additionally leases to the Tenant, and the Tenant additionally leases from the Landlord, the Leased Premises municipally known as 226 Canarctic Drive, in the City of Toronto, which has a Rentable Area of 1,870 square feet.

For greater certainty, the total space leased to the tenant, for both the leased premises known as 228 Canarctic Drive and 226 Canarctic Drive, (collectively herein referred to as the “Leased Premises”), as a consequence of this amendment is 3,840 square feet (herein after referred to as the “Rentable Area”).

2.	Commencement and Ending Date of Term

The Tenant will have and hold the Leased Premises for the remaining Term of the current lease which will expire on November 30, 2022 unless terminated sooner under other provisions of the Agreement.

The amounts payable are summarised below:

	Summary
Unit 226	3,433.79	Payable 11/1/21
Unit 226+228	4,700.80	Monthly Post dated cheques commencing 12/1/21
Deposit	2,474.70	Payable 11/1/21

NB: The rent for unit 228 increases from $12.00/sq.ft to $13.00/sq.ft effective 12/1/21. We do hold post dated cheques to cover October and November rents for unit 228.

	Unit 226 - 1,870 sq.ft
	From 10/16/21 to 11/30/21
	October	November	Total
Rent	623.33	1,246.67	1,870.00
TMI	389.58	779.17	1,168.75
	1,012.92	2,025.83	3,038.75
HST	131.68	263.36	395.04
	1,144.60	2,289.19	3,433.79

Additional Security Deposit

Revised monthly as above	4,160.00
Less: Deposit held (unit 228)	(1,970.00)
2,190.00
HST	284.70
2,474.70

Units 226 and 228 - 3,840 sq. ft
From 12/1/21 to 11/30/22

Monthly
Rent	2,560.00
TMI	1,600.00
4,160.00
HST	540.80
4,700.80

(i)	The landlord reserves the right to apply the deposit on account of any Claims it may sustain by reason of the Tenant’s failure to observe the said terms, covenants and conditions and such application shall not preclude the Landlord from recovering greater Claims if the same can be established. In the event the Deposit or any portion thereof is so applied by the Landlord, Tenant shall on demand by the Landlord remit to the Landlord a sum sufficient to restore such Deposit to its original balance. The Landlord shall have the right to transfer to any purchaser or transferee of the Landlord’s interest in the Project or in this Lease any amounts held by Landlord under this Section 4.2(d) and Landlord shall be relieved from any further liability to the Tenant with respect to the Deposit. If the Tenant is not in default pursuant to this Lease as aforesaid and provided all amounts owing hereunder have been finally determined or otherwise provided for, the Deposit shall, at the option of the Landlord, be applied on account of the last month’s payment of Minimum Rent as the same falls due under this Lease. No interest shall be paid with respect to the Deposit.

[THIS PART INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF the parties hereto have executed this Amendment on the day and year above written.

SIGNED, SEALED AND DELIVERED	)
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in the presence of:	)	Per:
	)		Landlord
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SIGNED, SEALED AND DELIVERED	)
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in the presence of:	)	Per:	/s/Timothy Donnelly, Vice-President
	)		Timothy Donnelly, Vice President
	)		I/We have authority to bind the Corporation (Tenant)
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